EXHIBIT 8.1

Company name	Country of incorporation
Aegean Sea Maritime Holdings Inc.	Marshall Is.
Aegina Marine Corporation	Marshall Is.
Afissos Shipping Corporation	Marshall Is.
Afros Maritime Inc.	Marshall Is.
Agistri Shipping Limited	Malta
Alatas Shipping Corporation	Marshall Is.
Aldebaran Shipping Corporation	Marshall Is.
Alegria Shipping Corporation	Marshall Is.
Alimia Shipping Corporation	Marshall Is.
Alkmene Shipping Corporation	Marshall Is.
Alonnisos Shipping Corporation	Marshall Is.
Amaryllis Shipping Inc.	Marshall Is.
Ambracia Navigation Company	Marshall Is.
Amindra Navigation Co.	Marshall Is.
Ammos Shipping Corp.	Marshall Is.
Amorgos Shipping Corporation	Marshall Is.
Anafi Shipping Corporation	Marshall Is.
Andromeda Shiptrade Limited	Marshall Is.
Andros Shipping Corporation	Marshall Is.
Anthimar Marine Inc.	Marshall Is.
Antikithira Shipping Corporation	Marshall Is.
Antiparos Shipping Corporation	Marshall Is.
Antipaxos Shipping Corporation	Marshall Is.
Antipsara Shipping Corporation	Marshall Is.

Company name	Country of incorporation
Aramis Navigation Inc.	Marshall Is.
Arkoi Shipping Corporation	Marshall Is.
Artala Shipping Co.	Marshall Is.
Asteroid Shipping S.A.	Marshall Is.
Astrovalos Shipping Corporation	Marshall Is.
Astypalaia Shipping Corporation	Marshall Is.
Atokos Shipping Corporation	Marshall Is.
Aurora Shipping Enterprises Ltd.	Marshall Is.
Avery Shipping Company	Marshall Is.
Azalea Navigation Company	Marshall Is.
Azalea Shipping Inc.	Marshall Is.
Balder Maritime Ltd	Marshall Is.
Bato Marine Corp.	Marshall Is.
Bertyl Ventures Co.	Marshall Is.
Beryl Shipping Corporation	Marshall Is.
Boheme Navigation Company	Marshall Is.
Bole Shipping Corporation	Marshall Is.
Boysenberry Shipping Corporation	Marshall Is.
Brandeis Shipping Corporation	Marshall Is.
Buff Shipping Corporation	Marshall Is.
Cadmium Shipping Corporation	Marshall Is.
Calliope Shipping Corporation	Marshall Is.
Camelia Shipping Inc.	Marshall Is.
Casual Shipholding Co.	Marshall Is.
Cavalli Navigation Inc.	Marshall Is.
Cavos Navigation Co.	Marshall Is.

Company name	Country of incorporation
Celadon Shipping Corporation	Marshall Is.
Cerulean Shipping Corporation	Marshall Is.
Chalki Shipping Corporation	Marshall Is.
Chernava Marine Corp.	Marshall Is.
Cheryl Shipping Corporation	Marshall Is.
Chilali Corp.	Marshall Is.
Christal Shipping Corporation	Marshall Is.
Clan Navigation Limited	Marshall Is.
Cloud Atlas Marine S.A.	Marshall Is.
Coasters Ventures Ltd.	Marshall Is.
Corsair Shipping Ltd.	Marshall Is.
Crayon Shipping Ltd	Marshall Is.
Crete Shipping Corporation	Marshall Is.
Cronus Shipping Corporation	Marshall Is.
Customized Development S.A.	Marshall Is.
Cyrus Investments Corp.	Marshall Is.
Delos Shipping Corporation	Marshall Is.
Despotiko Shipping Corporation	Marshall Is.
Dione Shipping Corporation	Marshall Is.
Dionysus Shipping Corporation	Marshall Is.
Donoussa Shipping Corporation	Marshall Is.
Doxa International Corp.	Marshall Is.
Ducale Marine Inc.	Marshall Is.
Ebba Navigation Limited	Marshall Is.
Elafonisos Shipping Corporation	Marshall Is.
Emery Shipping Corporation	Marshall Is.

Company name	Country of incorporation
Enplo Shipping Limited	Marshall Is.
Erato Shipmanagement Corporation	Marshall Is.
Ereikousa Shipping Corporation	Marshall Is.
Esmeralda Shipping Corporation	Marshall Is.
Euterpe Shipping Corporation	Marshall Is.
Evian Shiptrade Ltd.	Marshall Is.
Fairy Shipping Corporation	Marshall Is.
Faith Marine Ltd	Marshall Is.
Fakistra Shipping Corporation	Marshall Is.
Fandango Shipping Corporation	Marshall Is.
Fantastiks Shipping Corporation	Marshall Is.
Finian Navigation Co.	Marshall Is.
Flavescent Shipping Corporation	Marshall Is.
Floral Marine Ltd.	Marshall Is.
Folegandros Shipping Corporation	Marshall Is.
Galera Management Company	Marshall Is.
Galileo Shipping Corporation	Marshall Is.
Gatsby Maritime Company	Marshall Is.
Gavdos Shipping Corporation	Marshall Is.
Goddess Shiptrade Inc.	Marshall Is.
Goldie Services Company	Marshall Is.
Golem Navigation Limited	Marshall Is.
Happiness Shipping Corporation	Marshall Is.
Highbird Management Inc.	Marshall Is.
Hyperion Enterprises Inc.	Marshall Is.
Ianthe Maritime S.A.	Marshall Is.

Company name	Country of incorporation
Ikaria Shipping Corporation	Marshall Is.
Iliada Shipping S.A.	Marshall Is.
Inastros Maritime Corp.	Marshall Is.
Ios Marine Corporation	Marshall Is.
Iraklia Shipping Corporation	Marshall Is.
Iris Shipping Corporation	Marshall Is.
Isolde Shipping Inc.	Marshall Is.
Italida Shipping Corporation	Marshall Is.
Ithaki Shipping Corporation	Marshall Is.
Jasmer Shipholding Ltd.	Marshall Is.
Jasmine Shipping Corporation	Marshall Is.
Jaspero Shiptrade S.A.	Marshall Is.
Joy Shipping Corporation	Marshall Is.
JTC Shipping and Trading Ltd.	Malta
Kalymnos Shipping Corporation	Marshall Is.
Karpathos Shipping Corporation	Marshall Is.
Kastelorizo Shipping Corporation	Marshall Is.
Kastos Shipping Corporation	Marshall Is.
Kerkyra Shipping Corporation	Marshall Is.
Keros Shipping Corporation	Marshall Is.
Kimolos Shipping Corporation	Marshall Is.
Kinaros Shipping Corporation	Marshall Is.
Kithira Shipping Corporation	Marshall Is.
Kleio Shipping Corporation	Marshall Is.
Kohylia Shipmanagement S.A.	Marshall Is.
Kos Shipping Corporation	Marshall Is.

Company name	Country of incorporation
Koufonisi Shipping Corporation	Marshall Is.
Kymata Shipping Co.	Marshall Is.
Lavender Shipping Corporation	Marshall Is.
Lefkada Shipping Corporation	Marshall Is.
Legato Shipholding Inc.	Marshall Is.
Leros Shipping Corporation	Marshall Is.
Letil Navigation Ltd.	Marshall Is.
Levitha Shipping Corporation	Marshall Is.
Limestone Shipping Corporation	Marshall Is.
Limnos Shipping Corporation	Marshall Is.
Makri Shipping Corporation	Marshall Is.
Makronisos Shipping Corporation	Marshall Is.
Mandora Shipping Ltd	Marshall Is.
Mathraki Shipping Corporation	Marshall Is.
Meganisi Shipping Corporation	Marshall Is.
Melpomene Shipping Corporation	Marshall Is.
Mesta Shipping Corporation	Marshall Is.
Micaela Shipping Corporation	Marshall Is.
Migen Shipmanagement Ltd	Marshall Is.
Moonstone Shipping Corporation	Marshall Is.
Morganite Shipping Corporation	Marshall Is.
Morven Chartering Inc.	Marshall Is.
Mouresi Shipping Corporation	Marshall Is.
Muses Shipping Corporation	Marshall Is.
Mytilene Shipping Corporation	Marshall Is.
NAV Holdings Limited	Malta

Company name	Country of incorporation
Navios Acquisition Europe Finance Inc.	Marshall Is.
Navios International Inc.	Marshall Is.
Navios Maritime Acquisition Corporation	Marshall Is.
Navios Maritime Containers Sub LP	Marshall Is.
Navios Maritime Midstream Operating LLC	Marshall Is.
Navios Maritime Midstream Partners GP LLC	Marshall Is.
Navios Maritime Midstream Partners L.P.	Marshall Is.
Navios Maritime Operating LLC	Marshall Is.
Navios Maritime Partners L.P.	Marshall Is.
Navios Partners Containers Finance Inc.	Marshall Is.
Navios Partners Containers Inc.	Marshall Is.
Navios Partners Europe Finance Inc.	Marshall Is.
Nefeli Navigation S.A.	Marshall Is.
Nisyros Shipping Corporation	Marshall Is.
Nostos Shipmanagement Corp.	Marshall Is.
Oceanus Shipping Corporation	Marshall Is.
Oinousses Shipping Corporation	Marshall Is.
Olivia Enterprises Corp.	Marshall Is.
Olympia II Navigation Limited	Marshall Is.
Opal Shipping Corporation	Marshall Is.
Orbiter Shipping Corp.	Marshall Is.
Othonoi Shipping Corporation	Marshall Is.
Pandora Marine Inc.	Marshall Is.
Patmos Shipping Corporation	Marshall Is.
Paxos Shipping Corporation	Marshall Is.

Company name	Country of incorporation
Peran Maritime Inc.	Marshall Is.
Perigiali Navigation Limited	Marshall Is.
Perivoia Shipmanagement Co.	Marshall Is.
Persephone Shipping Corporation	Marshall Is.
Pharos Navigation S.A.	Marshall Is.
Pingel Navigation Limited	Marshall Is.
Pleione Management Limited	Marshall Is.
Polyaigos Shipping Corporation	Marshall Is.
Polymnia Shipping Corporation	Marshall Is.
Poros Marine Shipping Corporation	Marshall Is.
Potistika Shipping Corporation	Marshall Is.
Prometheus Shipping Corporation	Marshall Is.
Prosperity Shipping Corporation	Marshall Is.
Proteus Shiptrade S.A.	Marshall Is.
Psara Shipping Corporation	Marshall Is.
Pserimos Shipping Corporation	Marshall Is.
Pueblo Holdings Ltd.	Marshall Is.
Pyrgi Shipping Corporation	Marshall Is.
Red Rose Shipping Corp.	Marshall Is.
Rhea Shipping Corporation	Marshall Is.
Rhodes Shipping Corporation	Marshall Is.
Rider Shipmanagement Inc.	Marshall Is.
Rineia Shipping Corporation	Marshall Is.
Rodman Maritime Corp.	Marshall Is.
Rondine Management Corp.	Marshall Is.
Roselite Shipping Corporation	Marshall Is.

Company name	Country of incorporation
Rubina Shipping Corporation	Marshall Is.
Rumer Holding Ltd	Marshall Is.
Sagittarius Shipping Corporation	Marshall Is.
Samos Shipping Corporation	Marshall Is.
Samothrace Shipping Corporation	Marshall Is.
Santorini Shipping Corporation	Marshall Is.
Schinousa Shipping Corporation	Marshall Is.
Serifos Shipping Corporation	Marshall Is.
Seymour Trading Limited	Marshall Is.
Shikhar Ventures S.A.	Marshall Is.
Shinyo Kieran Limited(20)	Marshall Is.
Shinyo Saowalak Limited(4),(20)	Marshall Is.
Sifnos Shipping Corporation	Marshall Is.
Sikinos Shipping Corporation	Marshall Is.
Silvanus Marine Company	Marshall Is.
Skiathos Shipping Corporation	Marshall Is.
Skopelos Shipping Corporation(19)	Marshall Is.
Skyros Shipping Corporation	Marshall Is.
Solange Shipping Ltd.	Marshall Is.
Spetses Marine Shipping Corporation	Marshall Is.
Sun Shipping Corporation	Marshall Is.
Surf Maritime Co.	Marshall Is.
Syros Shipping Corporation	Marshall Is.
Talia Shiptrade S.A.	Marshall Is.
Tarak Shipping Corporation	Marshall Is.
Taurus Marine Corporation	Marshall Is.

Company name	Country of incorporation
Terpsichore Shipping Corporation	Marshall Is.
Teuta Maritime S.A.	Marshall Is.
Thalassa Marine S.A.	Marshall Is.
Thalia Shipping Corporation	Marshall Is.
Thasos Shipping Corporation	Marshall Is.
Thera Shipping Corporation	Marshall Is.
Theros Ventures Limited	Marshall Is.
Thetida Marine Co.	Marshall Is.
Thirasia Shipping Corporation	Marshall Is.
Tilos Shipping Corporation	Marshall Is.
Tinos Shipping Corporation	Marshall Is.
Topaz Shipping Corporation	Marshall Is.
Triangle Shipping Corporation	Marshall Is.
Trikeri Shipping Corporation	Marshall Is.
Tzasteni Shipping Corporation	Marshall Is.
Tzia Shipping Corporation	Marshall Is.
Urania Shipping Corporation	Marshall Is.
Vatselo Enterprises Corp.	Marshall Is.
Vega Shipping Corporation	Marshall Is.
Veja Navigation Company	Marshall Is.
Velour Management Corp.	Marshall Is.
Velvet Shipping Corporation	Marshall Is.
Venetiko Shipping Corporation	Marshall Is.
Vernazza Shiptrade Inc.	Marshall Is.
Vythos Marine Corp.	Marshall Is.
Wenge Shipping Corporation	Marshall Is.

Company name	Country of incorporation
White Narcissus Marine S.A.	Marshall Is.
Zakynthos Shipping Corporation	Marshall Is.
Ziggy Shipping Limited	Marshall Is.
Zoner Shiptrade S.A.	Marshall Is.